                                EXHIBIT 23 (j)(i)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the references to our firm under the caption "counsel" included in and made part of Part B of Post-Effective Amendment No. 26 to the Registration Statement (No. 2-66073) on Form N-1A under Securities act of 1933, as amended, of NRM Investment Company.

                               HENDERSON, WETHERILL, O'HEY & HORSEY

                             By:________________________________
                                Edward Fackenthal


  Dated:  10/30/02